                                                                    EXHIBIT 99.1

DATE: April 22, 2003

FROM:                                      FOR:
Padilla Speer Beardsley Inc.               Tower Automotive, Inc.
1101 West River Parkway                    5211 Cascade Road S.E., Suite 300
Minneapolis, Minnesota 55415               Grand Rapids, Michigan 49546

Tony Carideo (612) 455-1700                Ernie Thomas (616) 802-1600
                                           Dave Tuit (616) 802-1591

FOR IMMEDIATE RELEASE

TOWER AUTOMOTIVE ANNOUNCES OPERATING RESULTS FOR THE FIRST QUARTER 2003

         GRAND RAPIDS, Mich., April 22 -- Tower Automotive, Inc. (NYSE: TWR), today announced its operating results for the first quarter ended March 31, 2003.

         For the first quarter of 2003, revenues were $733 million, compared with $668 million in the 2002 period. Net income for the first quarter of 2003 was $12 million, or $0.21 per diluted share. Net income for the first quarter of 2002, adjusted for the restructuring and asset impairment charges, gain on sale and cumulative effect of change in accounting principle described below, was $12 million, or $0.25 per diluted share. Including the after-tax effect of these aforementioned items, net loss was $147 million for the first quarter of 2002, or a loss of $3.05 per diluted share.

         In commenting on first quarter results, Dug Campbell, president and chief executive officer of Tower Automotive, said, "While sales were up compared to last year, softening in certain platform volumes tended to offset strong Dodge Ram, Ford Expedition and Cadillac CTS sales. Our focus for 2003 is to ensure the new Volvo, Nissan and GM launches are flawless, and at the same time implement swift countermeasures to mitigate the impact of any further reduction in customer production releases."

         The first quarter of 2002 included previously announced restructuring and asset impairment charges of $75 million (or a charge of $1.01 per diluted share after-tax), a gain of $3.8 million (or income of $0.05 per diluted share after-tax) on the sale of its Iwahri, Korea plant to a Hyundai affiliate and an after-tax impairment loss of $113 million (or a charge of $2.34 per diluted share) associated with the adoption of the requirements of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets."

         ACCESSING THE CONFERENCE CALL WEBSITE AND POWERPOINT PRESENTATION - A conference call of the first quarter results is scheduled today at 10 a.m. ET. Individual investors may listen to the conference call and access a PowerPoint presentation over the Internet by logging onto www.companyboardroom.com and searching for Tower Automotive. Institutional investors may access the Webcast and presentation by logging onto www.streetevents.com.

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         Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original manufacturer, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Fiat, Hyundai/Kia, BMW, and Volkswagen Group. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. The company is based in Grand Rapids, Mich. Additional company information is available at www.towerautomotive.com.

         This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which Tower Automotive operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

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                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)


                                                                Three Months Ended March 31,
                                                                -----------------------------
                                                                  2003                 2002
                                                                ---------           ---------
 Revenues                                                       $ 732,578           $ 668,107
 Cost of sales                                                    658,054             599,098
                                                                ---------           ---------
   Gross profit                                                    74,524              69,009
 Selling, general and administrative expenses                      34,676              32,995
 Restructuring and asset impairment charge                             --              75,407
                                                                ---------           ---------
   Operating income (loss)                                         39,848             (39,393)
 Interest expense, net                                             16,769              18,031
 Other income                                                          --              (3,839)
                                                                ---------           ---------
   Income (loss) before provision for
     income taxes                                                  23,079             (53,585)
 Provision (benefit) for income taxes                               7,847             (18,756)
                                                                ---------           ---------
   Income (loss) before equity in earnings of
     joint ventures and minority interest                          15,232             (34,829)
Equity in earnings of joint ventures, net                             644               4,385
Minority interest, net                                             (4,304)             (4,073)
                                                                ---------           ---------
   Income (loss) before cumulative effect of change in
    accounting principle                                           11,572             (34,517)
 Cumulative effect of change in accounting principle                   --            (112,786)
                                                                ---------           ---------
      Net income (loss)                                         $  11,572           $(147,303)
                                                                =========           =========
 Basic earnings (loss) per common share:
   Income (loss) before cumulative effect of change in
     accounting principle                                       $    0.21           $   (0.71)
   Cumulative effect of change in accounting principle                 --               (2.34)
                                                                ---------           ---------
     Net income (loss)                                          $    0.21           $   (3.05)
                                                                =========           =========
 Weighted average basic shares outstanding                         56,194              48,253
                                                                =========           =========

 Diluted earnings (loss) per common share:
   Income (loss) before cumulative effect of change in
     accounting principle                                       $    0.21           $   (0.71)
   Cumulative effect of change in accounting principle                 --               (2.34)
                                                                ---------           ---------
     Net income (loss)                                          $    0.21           $   (3.05)
                                                                =========           =========
 Weighted average diluted shares outstanding                       56,210              48,253
                                                                =========           =========


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                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)



                                                                        March 31,           December 31,
                                     Assets                               2003                  2002
                                     ------                            -----------           -----------
                                                                       (unaudited)
Current assets:
   Cash and cash equivalents                                           $    18,772           $    13,699

   Accounts receivable                                                     338,629               249,341
   Inventories                                                             116,635               133,074
   Deferred income taxes, net                                               18,360                20,634
   Prepaid tooling and other                                               111,414               100,433
                                                                       -----------           -----------
       Total current assets                                                603,810               517,181
                                                                       -----------           -----------

Property, plant and equipment, net                                       1,046,819             1,073,619
Investments in joint ventures                                              258,970               260,898
Deferred income taxes                                                       99,436               105,699
Goodwill, net                                                              478,972               472,967
Other assets, net                                                          160,978               127,521
                                                                       -----------           -----------
                                                                       $ 2,648,985           $ 2,557,885
                                                                       ===========           ===========

                    Liabilities and Stockholders' Investment
Current liabilities:
   Current maturities of long-term debt and capital lease
      obligations                                                      $    99,049           $   120,470
   Accounts payable                                                        461,864               417,727
   Accrued liabilities                                                     269,728               284,450
                                                                       -----------           -----------
       Total current liabilities                                           830,641               822,647
                                                                       -----------           -----------

Long-term debt, net of current maturities                                  602,536               535,220
Obligations under capital leases, net of current maturities                 32,582                29,731
Convertible subordinated notes                                             199,984               199,984
Other noncurrent liabilities                                               195,588               199,477
                                                                       -----------           -----------
       Total noncurrent liabilities                                      1,030,690               964,412
                                                                       -----------           -----------

Mandatorily redeemable trust convertible preferred securities              258,750               258,750

Stockholders' investment:
   Preferred stock                                                              --                    --
   Common stock                                                                660                   659
   Additional paid-in capital                                              683,384               683,072
   Retained deficit                                                        (45,602)              (57,174)
   Deferred compensation plans                                              (8,687)              (10,746)
   Accumulated other comprehensive loss                                    (40,991)              (43,875)
   Treasury stock, at cost                                                 (59,860)              (59,860)
                                                                       -----------           -----------
       Total stockholders' investment                                      528,904               512,076
                                                                       -----------           -----------
                                                                       $ 2,648,985           $ 2,557,885
                                                                       ===========           ===========


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                    TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       (AMOUNTS IN THOUSANDS - UNAUDITED)



                                                                            THREE MONTHS ENDED MARCH 31,
                                                                            -----------------------------
                                                                              2003                2002
                                                                            ---------           ---------
OPERATING ACTIVITIES:
   Net income (loss)                                                        $  11,572           $(147,303)
   Adjustments required to reconcile net income (loss) to net cash provided by (used in) operating activities -
        Cumulative effect of change in accounting principle                        --             112,786
        Restructuring and asset impairment charge                                  --              75,407
        Depreciation                                                           39,051              32,413
        Deferred income tax provision (benefit)                                 8,274             (22,283)
        Deferred compensation plans                                               366                 815
        Gain on sale of plant                                                      --              (3,839)
        Equity in earnings of joint ventures, net                                (644)             (4,385)
        Change in working capital and other operating items                   (57,396)            (72,749)
                                                                            ---------           ---------

     Net cash provided by (used in) operating activities                        1,223             (29,138)
                                                                            ---------           ---------

INVESTING ACTIVITIES:
    Acquisitions, divestitures and investment in joint ventures                 3,232             (38,039)
    Capital expenditures, net                                                 (41,200)            (13,201)
                                                                            ---------           ---------

        Net cash used in investing activities                                 (37,968)            (51,240)
                                                                            ---------           ---------

FINANCING ACTIVITIES:
    Proceeds from borrowings                                                  699,646             486,549
    Repayments of debt                                                       (658,131)           (414,612)
    Net proceeds from issuance of stock                                           303               1,275
                                                                            ---------           ---------

        Net cash provided by financing activities                              41,818              73,212
                                                                            ---------           ---------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                         5,073              (7,166)

CASH AND CASH EQUIVALENTS:
    Beginning of period                                                        13,699              21,767
                                                                            ---------           ---------

    End of period                                                           $  18,772           $  14,601
                                                                            =========           =========

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